SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.    )

            Filed by the Registrant  /X/
            Filed by a Party other than the Registrant  / /


            Check the appropriate box:
            / / Preliminary Proxy Statement    / /Confidential, for Use
                                                  of the Commission
                                                  Only (as permitted by
                                                  Rule 14a-6(e)(2))
            /X/ Definitive Proxy Statement
            / / Definitive Additional Materials
            / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                14a-12

                               Caretenders Health Corp.

                  (Name of Registrant as Specified In Its Charter)

             __________________________________________________________
            (Name of Person(s) Filing Proxy Statement, if other than the
                                     Registrant)


            Payment of Filing Fee (Check the appropriate box):
            /X/ No fee required.
            /  / Fee  computed on  table  below per  Exchange Act  Rules
                 14a-6(i)(4) and 0-11.

            1.
               Title of each class of securities to which transaction applies. _______________________________________________

            2.
               Aggregate number of securities to which transaction applies:_________________________________________________

            3.
               Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________

            4.
               Proposed maximum aggregate value of
               transaction:_____________________________________________


            5.
               Total fee paid:__________________________________________


            / / Fee paid previously with preliminary materials.
            / / Check box  if any part of the fee  is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1.   Amount Previously Paid:
                 ______________________________________________________

            2.   Form, Schedule or Registration Statement No.
                 ______________________________________________________

            3.   Filing Party:
                 ______________________________________________________

            4.   Date Filed:
                 ______________________________________________________

                        CARETENDERS HEALTH CORP.
                   100 Mallard Creek Road, Suite 400
                      Louisville, Kentucky  40207

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD DECEMBER 14, 1998


To the Stockholders:

The Annual Meeting of Stockholders (the _Annual Meeting_) of Caretenders Health Corp. (the _Company_), will be held at the Holiday Inn, 1325 Hurstbourne Lane, Louisville, Kentucky 40222, on Monday, December 14, 1998, at 10:30 a.m. local time for the following purposes:

(1) To elect a Board of seven directors to serve until the next annual meeting of stockholders;

(2) To ratify the appointment of Arthur Andersen LLP as the Company's independent auditor for the fiscal year ending March 31, 1999; and

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on November 13, 1998 are entitled to receive notice of and to vote at the meeting.

                                 By Order of the Board of Directors


                                 C. Steven Guenthner
                                 Secretary
Louisville, Kentucky
November 20, 1998

                          IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                        CARETENDERS HEALTH CORP.
                   100 Mallard Creek Road, Suite 400
                      Louisville, Kentucky  40207

                            PROXY STATEMENT

                     ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD DECEMBER 14, 1998

                          GENERAL INFORMATION

This Proxy Statement and accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the _Board_) of Caretenders Health Corp., a Delaware corporation (the _Company_), to be voted at the Annual Meeting of Stockholders (the _Annual Meeting_) and any
adjournments thereof.   The Annual Meeting will be held at the Holiday Inn,
1325 Hurstbourne Lane, Louisville, Kentucky 40222, on Monday, December 14, 1998, at 10:30 a.m. local time for the purposes set forth in this Proxy
Statement  and  the accompanying  Notice  of Annual  Meeting.    This Proxy
Statement and accompanying proxy are first being mailed to stockholders on or about November 20, 1998.

A stockholer signing and returning a proxy has the power to revoke it at any time before the shares subject to it are voted by (i) notifying the Secretary of the Company in writing of such revocation, (ii) filing a duly executed proxy bearing a later date or (iii) attending the Annual Meeting and voting in person. If the proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the proxy will be voted FOR the nominees for director named in the Proxy Statement, FOR ratification of the appointment of the independent auditor as described herein and in the discretion of proxy holders on such other business as may properly come before the Annual Meeting.

The original soliciation of proxies by mail may be supplemented by telephone and other means of communication and through personal solicitation by officers, directors and other employees of the Company, at no compensation. Proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of the Company's common stock, par value $.10 per share (the _Common Stock_), and the Company will reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith.

              RECORD DATE AND VOTING SECURITIES

The Board has fixed the record date (the _Record Date_) for the Annual Meeting as the close of business on November 13, 1998. At the Record Date, there were outstanding 3,130,413 shares of Common Stock (each of which is entitled to one vote per share on all matters to be considered at the Annual Meeting). No shares of the Company's Series A Convertible Preferred Stock (_Preferred Stock_) were outstanding on the Record Date. A majority of the total number of shares of outstanding Common Stock present in person or by proxy is required to constitute a quorum to transact business at the Annual
Meeting.   Abstentions and _withheld_ votes will  be counted as present for purposes of determining whether a quorum exists, but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Because Delaware law treats only those shares voted _for_ a matter as affirmative votes, abstentions and withheld votes will have the same effect as negative votes or votes _against_ a particular matter. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to that matter.

    SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

Common Stock

The following table sets forth as of November 1, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock of (i) each executive officer of the Company named in the Summary Compensation Table set forth herein under _Executive Compensation,_ (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.


                                       Shares of Common Stock
                                      Beneficially Owned (1)(2)
                                     ---------------------------
                                      Amount and
                                      Nature of        Percent
                                      Beneficial         of
Directors and Executive Officers      Ownership         Class
---------------------------------------------------------------
William B. Yarmuth                    406,133   (3)     12.19%
100 Mallard Creek Road, Suite 400
Louisville, KY  40207

Mary A. Yarmuth                       406,133   (4)     12.19%

C. Steven Guenthner                    50,812   (5)      1.61%

Steven B. Bing                         11,840   (6)        *

Patrick B. McGinnis                    17,000   (7)        *

Donald G. McClinton                    21,000   (7)        *

Tyree G. Wilburn                       17,500   (8)        *

Jonathan D. Goldberg                    9,000   (9)        *

Wayne T. Smith                         83,900   (9)      2.68%

T. Ric Pritchard                        5,000   (9)       *


Patrick T. Lyles                      16,064   (10)       *


Directors and Executive Officers as    638,249 (11)     18.59%
a Group (11 persons)

Additional Five Percent Beneficial Owners
-----------------------------------------

HEALTHSOUTH Rehabilitation           1,015,101 (12)     32.43%
Corporation
Two Perimeter Park South
Birmingham, AL  35243

Heartland Fund Advisors               520,700           16.63%
790 North Milwaukee St.
Milwaukee, WI  53202

Robert N. Yarmuth                     157,723           5.04%
100 Mallard Creek Road, Suite 400
Louisville, KY  40207


*  Represents less than 1% of class.

(1) Based upon information furnished to the Company by the named persons, and information contained in filings with the Securities and Exchange Commission (the _Commission_). Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares coting or investment power or has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named person has sole voting and investment power with respect to the number of shares of Common Stock set forth opposite such person's name.

(2) Assumes inclusion of the shares of Common Stock issuable upon exercise of outstanding redeemable warrants; assumes conversion of Series A Convertible Preferred Stock into Common Stock.

(3) Includes 8,886 shares as to which Mr. Yarmuth shares voting and investment power pursuant to a family trust and an option for 143,750 shares vested and exercisable, and 58,500 exercisable options owned by Mrs. Yarmuth in addition to 12,927 shares owned directly by Mrs. Yarmuth.

(4) Includes the same ownership components as stated for Mr. Yarmuth.

(5) Includes 35,000 shares subject to currently exercisable options.

(6) Includes 11,500 shares subject to currently exercisable options.

(7) Includes 11,000 shares subject to currently exercisable options.

(8) Includes 7,500 shares subject to currently exercisable options.

(9) Includes 5,000 shares subject to currently exercisable options.

(10)Includes 10,000 shares subject to currently exercisable options.

(11)Includes currently exercisable options held by all directors and executive officers as a group to purchase 303,250 shares of Common Stock.

(12)Includes currently exercisable warrants for the purchase of 200,000 shares of Common Stock. In addition, HEALTHSOUTH Rehabilitation Corporation (_HEALTHSOUTH_) owns warrants for an additional 66,600 Series A Convertible Preferred Shares.

Preferred Stock

The Company has no shares of Preferred Stock outstanding. HEALTHSOUTH holds currently exercisable warrants to purchase 66,600 shares of Preferred Stock. See _Security Ownership of Principal Holders and Managment -- Relationship with HEALTHSOUTH Rehabilitation Corporation._ Each share of Preferred Stock is convertible into one share of Common Stock and entitled to one vote on all
matters  submitted to  the holders of  Common Stock.   The  warrants may be
transferred by HEALTHSOUTH only to its affiliates.

Relationship with HEALTHSOUTH Rehabilitation Corporation

The Company has an agreement with HEALTHSOUTH under which HEALTHSOUTH purchases certain durable medical equipment and prosthetic and orthotic appliances (to fill HEALTHSOUTH's normal business requirements of such items) from the Company. During each of the years ended March 31, 1998, 1997 and, 1996, the Company realized sales of less than $85,000 to HEALTHSOUTH at terms the Company normally offers its customers.

                            ITEM 1

                    ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting of stockholders. The persons named in the accompanying proxy have advised the Company that they intend to vote the shares covered by the proxies FOR the election of the nominees named below. Proxies cannot be voted for a greater number of persons than are named. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees. Directors are elected by a plurality of votes cast.


Nominees for Election as Directors

Set forth below is a list of Board members who will stand for re-election at the Annual Meeting, together with their ages, all Company positions and offices currently held by them and the year in which each person joined the Board of Directors.

Name                  Age   Position or Office      Director Since
--------------------------------------------------------------------
William B. Yarmuth    46    Chairman of the Board,       1991
                            President and Chief
                            Executive Officer

Steven B. Bing        51    Director                     1992

Donald G. McClinton   65    Director                     1994

Patrick B. McGinnis   51    Director                     1994

Tyree G. Wilburn      46    Director                     1996

Jonathan D. Goldberg  47    Director                     1997

Wayne T. Smith        52    Director                     1997


William B. Yarmuth.    Mr. Yarmuth has been a director of the Company since
1991, when the Company acquired National Health Industries (_National_), where Mr. Yarmuth was Chairman, President and Chief Executive Officer. After the acquisition, Mr. Yarmuth becaome the President and Chief Operating Officer
of  the Company.   Mr. Yarmuth  became Chairman  and CEO  in 1992.   He was
Chairman of the Board, President and Chief Executive Officer of National from 1981 to 1991.

Steven B. Bing. Mr. Bing was elected a director in January 1992. Mr. Bing is a vice president of R. Gene Smith, Inc., a private investment company located in Louisville, Kentucky. From 1989 to March 1992, Mr. Bing was President of ICH Corporation, an insurance holding company. From 1984 to 1989, he served as Senior Vice President of ICH Corporation. He is also a trustee of the University of Louisville and a director of various closely-held business entities.

Donald G. McClinton. Mr. McClinton was elected a director in October 1994. Mr. McClinton is President and part owner of Skylight Thoroughbred Training Center, Inc., a thoroughbred course training center. He is also a director of Mid-America Bancorp and Jewish Hospital Health Systems. From 1986 to

1994, Mr. McClinton was co-chairman of Interlock Industries, a privately held conglomerate in the metals and transportation industries.

Patrick B. McGinnis. Mr. McGinnis was elected a director in October 1994. Mr. McGinnis is the co-founder of Healthcare Recoveries, Inc. and serves as its Chairman and Chief Executive Officer. Healthcare Recoveries, Inc. is a provider of subrogation and other claims recovery services to the healthcare
industry.   From 1979 to 1988, Mr.  McGinnis was Vice President-Finance and
Planning for Humana Inc.

Tyree G. Wilburn. Mr. Wilburn was elected a director in January 1996. Mr. Wilburn is a private investor and a director of Health Directions, Inc. From 1992 to 1996, Mr. Wilburn was Chief Development Officer of Community Health Systems, Inc., and most recently, Executive Vice President and Chief Financial and Development Officer. From 1974 to 1992, Mr. Wilburn was with Humana Inc. where he held senior and executive positions in mergers and acquisitions, finance, planning, hospital operations, audit and investor relations.

Jonathan D. Goldberg. Mr. Goldberg was elected a director in February 1997. Mr. Goldberg is the managing partner of the law firm of Goldberg and Simpson in Louisville, Kentucky and has served in that capacity for the last five years.

Wayne T. Smith. Mr. Smith was elected a director in March 1997. Mr. Smith is President and Chief Executive Officer of Community Health Systems, Inc. Mr. Smith was President and Chief Operating Officer of Humana, Inc. from 1993 to 1996 and served with Humana, Inc. from 1973 to 1993 in various capacities, including numerous positions as vice president and divisional president.

Meetings of the Board of Directors

The Board met on four occasions during the 1998 fiscal year. Each incumbent director attened at least 75% of the aggregate of the meetings of the Board and its committees on which such director served during his period of service, except Mr. McClinton who was present for 75% of the Board meetings, but was unable to attend the Compensation Committee Meeting.

Committees of the Board of Directors

The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have an executive committee or a nominating committee; executive committee and nominating functions are performed by the entire Board.

The functions of the Audit Committee include reviewing the scope of the audit, reviewing the corporate accounting practices and policies with the independent auditors, reviewing with the independent auditors their final report, reviewing with independent auditors overall accounting and financial controls and consulting with the independent auditors. The members of the Audit Committee are the six outside members of the Company's Board of Directors, Messrs. Bing, Goldberg, McClinton, McGinnis, Smith and Wilburn. The Audit Committee met once during the 1998 fiscal year.

The principal duties of the Compensation Committee are to review the compensation of directors and officers of the Company and to prepare recommendations and periodic reports to the Board concerning such matters. The Compensation Committee also administers the Company's employee stock
option plans.   The members of the Compensation Committee are Messrs. Bing,
Goldberg, McClinton, McGinnis, Smith and Wilburn. The Compensation Committee met once during the 1998 fiscal year.

Compensation of Directors

Directors who are not also employees of the Company are entitled to compensation at a rate of $1,250 for each Board of Direcots meeting attended and $250 for each committee meeting attended that is scheduled independently. In addition, non-employee directors are eligible to receive stock options under the Caretenders Health Corp. 1993 Stock Option Plan for Non-Employee Directors (the _Directors' Plan_) adopted by the Board on February 17, 1993,
and  subsequently approved by stockholders.   During the  1998 fiscal year,
pursuant to the terms of the Directors's Plan, Messrs. McGinnis and McClinton were each granted options to purchase 2,000 shares of the Company's Common Stock at $8.125 per share. The Directors' options vest 25% the day following six months after the date of grant, and 25% on each of the first, second, and third anniversary dates of the grant.

William Yarmuth Employment Agreement

On January 1, 1996, the Company enterend into a new employment agreement with William B. Yarmuth, its Chairman of the Board, President and Chief Executive
Officer.   The initial term of the agreement is three years with subsequent automatic one-year renewals. This agreement replaced Mr. Yarmuth's previous agreement which was not scheduled to expire until 1998. Under the terms of the new agreement, Mr. Yarmuth will earn an annual base salary of $190,000 and be eligible for a performance based cash inventivce of 35% of annual base salary. The agreement includes a covenant not to compete for a period of two years and potential termination payments to Mr. Yarmuth of two times his annual salary.

Upon entering into this new agreement, Mr. Yarmuth received a one-time cash payment of $60,000 and was awarded an option to purchase 25,000 shares of the Company's Common Stock pursuant to the 1987 Nonqualified Stock Option Plan at fair value at the date of grant, January 1, 1996 ($5.88).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes in stock ownership and to provide the Company with copies of all such filed forms. Based solely on its review of such copies or written representations from reporting persons, the Company believes that all reports were filed on a timely basis during fiscal 1998.

Recommendation

Assuming the presence of a quorum, directors shall be elected by a plurailty of the votes cast at the Annual Meeting by holders of Common Stock voting for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE _FOR_ THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR OF THE COMPANY.

                    EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid by the Company for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers.


                      Summary Compensation Table
                     ---------------------------
                                                  Long-Term
                                                 Compensation
                                                ---------------
                                                  Securities
                           Annual Compensation    Underlying
    Name and               -------------------      Options
Principal Position    Year   Salary    Bonus    (No. of Shares)
--------------------- ---- --------- ---------  ---------------
William B. Yarmuth    1998  $190,000 $ 75,596           -
Chairman of the       1997   190,000      -             -
Board, President      1996   229,413  126,500(1)     50,000
and Chief Executive
Officer
Mary A. Yarmuth       1998   129,854   36,904           -
Senior Vice President 1997   126,058      -             -
- Operations          1996   125,000   31,250        15,000

C. Steven Guenthner   1998   129,854   36,904           -
Senior Vice President,1997   126,058      -             -
Secretary/Treasurer   1996   125,000   31,250        15,000
and Chief Financial
Officer

T. Ric Pritchard      1998     9,615(2) 2,733        20,000
Senior Vice President 1997      N/A      N/A           N/A
-Operations           1996      N/A      N/A           N/A



Patrick T. Lyles      1998    43,386(3)12,330        20,000
Senior Vice President 1997      N/A      N/A           N/A
- Planning and        1996      N/A      N/A           N/A
Development


 (1) On January 1, 1996, Mr. Yarmuth entered into a new employment agreement with the Company. Of the bonus amount shoun. $60,000 was paid in connection with Mr. Yarmuth entering into the new agreement and making certain concessions in compensation and other benefits as
     compared  to his previous agreement.   See _William Yarmuth Employment
     Agreement_ for more information.

 (2) Mr. Pritchard was employed by the Company on February 16, 1998.

 (3) Mr. Lyles was employed by the Company on October 6, 1997.

                 OPTION GRANTS IN FISCAL 1998

Mr. Pritchard was awarded options to purchase 20,000 shares of the Company's common stock at $7.75 per share. Mr. Lyles was awarded options to purchase 20,000 shares of the Company's common stock at $8.50 per share. No other stock options or stock appreciation rights were awarded to the named executive officers during the 1998 fiscal year.

  OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END VALUES

None  of the  executive officers  named in  the Summary  Compensation Table
exercised  stock options during the  1998 fiscal year.   Set forth below is
information with respect to the number and value of unexercised stock options held by the named executive officers at the end of the 1998 fiscal year.


                                        Number of Unexercised     Value of Unexercised
                     Shares               Options Held at        In-the-Money Options at
                    Acquired            1998 Fiscal Year-End     1998 Fiscal Year-End(1)
                       on      Value  ------------------------- -------------------------
       Name         Excercise Relized Exercisable Unexercisable Exercisable Unexercisable
------------------- --------- ------- ----------- ------------- ----------- -------------
William B. Yarmuth      -        -       122,280        27,720        -            -

Mary A. Yarmuth                  -        48,600         9,900     $71,760         -

C. Steven Guenthner     -        -        25,100         9,900        -            -

T. Ric Pritchard        -        -         5,000        15,000        -            -

Patrick T. Lyles        -        -         5,000        15,000        -            -


 (1) These amounts represent the market value less the exercise price. The market value of the Common Stock was $7.75 based on closing bid price per share at March 31, 1998, on the NASDAQ National Market System.


   COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Policies

The Compensation Committee of the Board of Directors is comprised of Messrs. Bing, Goldberg, McClinton, McGinnis, Smith and Wilburn, each a non-employee
director  of the Company.   The  Compensation Committee  is responsible for
advising the Board of Directors on matters relating to the compensation of the Company's executive officers and administering the Company's stock option plans. Set forth below is a report submitted by the Compensation Committee describing its compensation policies and the committee's decisions relating to compensation of executive officers during the 1998 fiscal year.

The Compensation Committee's policies concerning the compensation of the Company's executive officers are summarized as follows:

- Compensation awarded by the Company should be effective in attracting, motivating and retaining key executives;

-  Executive officers of the Company should be compensated at a level which
   is   comparable   to  other   executives  with   similar   skills  and
   qualifications; and

- The Company's compensation programs should give executive officers a financial interest in the Company similar to the interests of the Company's stockholders.

The Company's executive officers are compensated through a combination of salary, annual bonuses (when appropriate) and grants of stock options under the Company's options plans. The annual salaries of the Company's executives
are  reviewed  from  time  to time  by  the  Compensation  Committee.   The
Compensation Committee recommends to the Board of Directors that adjustments be made where necessary in order for the annual salaries of the Company's executives to be competitive with the salaries in the health care field. To establish such executive salaries, the Compensation Committee compares the Company's salaries with those of other home health care companies and public companies with similar market capitalizations as selected by the Compensation Committee. Officers of the Company are eligible for performance based cash incentives based on the Company's achievement of annual goals and objectives established by the Compensation Committee. For fiscal 1998 the goals and objectives included meeting earnings targets and accomplishing development and expansion objectives. Based on these goals and objectives, Mr. Yarmuth, the Chief Executive Officer, received a bonus of $75,596 and the other four executive officers named in the Summary Compensation Table received bonuses in the aggregate amount of $88,871.

The Compensation Committee periodically grants stock options under the Company's option plans in order to provide executive officers and other employees with an additional incentive to strive for the success of the Company's business so as to increase the price of the Company's Common Stock. The Compensation Committee believes that stock options are a valuable tool in encouraging executive officers to align their interests with the interests
of  the stockholders  and to manage  the Company  for the  long term.   The
Compensation  Committee did not grant stock options  to the Chief Executive
Officer  during the  1998 fiscal  year.   The  only executive  officers who
received options were Messrs. Pritchard and Lyles, who each were granted options for 20,000 shares. Messrs. Pritchard and Lyles joined the Company during the 1998 fiscal year and the Compensation Committee believed that the new executive officers should be granted options to provide additional incentive for performance.

Compensation of the Chief Executive Officer

William B. Yarmuth, the Chairman, President and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation plans available to the Company's other executive officers. Mr. Yarmuth's salary of $190,000 for the 1998 fiscal year was determined pursuant to his employment agreement. Mr. Yarmuth received a bonus of $75,596 in 1998. See discussion regarding incentive compensation under _Compensation Policies_ above.

OBRA Deductibility Limitation

Under the Omnibus Budget Reconciliation Act of 1993 (_OBRA_), subject to certain exceptions and transition provisions, the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers of a publicly held corporation, is limited to $1 million per year, per executive officer. The Company has determined not to take any actions at this time with respect to its compensation plans which might be necessary to exempt compensation under such plans from the OBRA deductibility limitation.

                                      THE COMPENSATION COMMITTEE:
                                           Steven B. Bing
                                           Jonathan D. Goldberg
                                           Donald G. McClinton
                                           Patrick B. McGinnis
                                           Wayne T. Smith
                                           Tyree G. Wilburn

    COMPARISON OF FIVE_YEAR CUMULATIVE STOCKHOLDER RETURN

The graph that follows compares the cumulative return experienced by holders of the Company's Common Stock during the last five fiscal years to the returns of the CRP Index for NASDAQ stock market (U.S. Companies) and the returns of a peer group index comprised of other publicly-traded companies within the home health care industry. The graph assumes the investment of $100 on March 31, 1993 in the Company's Common Stock and each of the indices, and the reinvestment of all dividends paid during the period on the securities comprising the indices.

  [CHART FILED VIA HARD COPY WITH SECURITIES AND EXCHANGE COMMISSION]



                                    Fiscal Year-Ended March 31,
                         -------------------------------------------------
                            1993    1994    1995    1996    1997    1998
                         -------- ------- ------- ------- ------- --------
Caretenders Health Corp.  $100.00  $87.50  $65.00  $73.70  $56.20  $77.50
CRP Index for Nasdaq Stock
 Market (US Companies)     100.00  107.90  120.10  163.00  181.20  274.90
Peer Group Index (1)       100.00   58.30   40.80   45.50   26.90   17.20

---------------------------------
(1) In addition to the Company, the peer group includes the following home
   health  care companies:   Hospital  Staffing  Services, Inc.;  In Home
   Health, Inc.; and U.S. HomeCare Corporation. The Peer Group Index for the 1998 fiscal year includes Hospital Staffing Services, Inc. through March 12, 1998, the last day on which such company's shares were traded on the New York Stock Exchange.

                            ITEM 2

             RATIFICATION OF INDEPENDENT AUDITOR

The Board of Directors has appointed Arthur Andersen LLP as its independent auditor for the fiscal year ending March 31, 1999. Representatives of Arthur Andersen are expected to be present at the Annual Meeting where they will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE _FOR_ THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE 1999 FISCAL YEAR.

                    STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented at the next annual meeting of stockholders must be received by the Company by July 23, 1999 in order to be considered for inclusion in the Company's proxy materials for such meeting. In addition, a stockholder proposal received by the Company. which is presented otherwise than in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, will be considered untimely if received after October 6, 1999.


                        ANNUAL REPORT

The Company's Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended March 31, 1998 accompany this Proxy Statement. Stockholders may obtain copies of exhibits at $0.25 per page to cover the Company's costs in furnishing such copies by sending a written request to
C. Steven Guenthner, Caretenders Health Corp., 100 Mallard Creek Road, Suite 400, Louisville, Kentucky 40207.

                        OTHER BUSINESS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than tose set forth in the Notice of Annual Meeting and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.


                            By Order of the Board of Directors

                            C. Steven Guenthner
                            Secretary

Louisville, Kentucky
November 20, 1998

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       CARETENDERS HEALTH CORP.
    100 Mallard Creek Road, Suite 400, Louisville, Kentucky 40207
                PROXY--ANNUAL MEETING OF STOCKHOLDERS

   The undersigned, a stockholder of CARETENDERS HEALTH CORP., a Delaware corporation (the "Company"), hereby appoints WILLIAM B. YARMUTH and C. STEVEN GUENTHNER, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Commons Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Holiday Inn, 1325 Hurstbourne Lane, Louisville, Kentucky, on Monday,December 14, 1998, at 10:30 a.m. local time, and at any adjournment thereof.

The undersigned hereby instructs said proxies or their substitutes:

1. ELECTION OF DIRECTORS:
   William B. Yarmuth, Steven B. Bing, Donald G. McClinton, Patrick B. McGinnis, Tyree G. Wilburn, Jonathan D. Goldberg and Wayne T. Smith.

 Vote FOR all nominees listed               WITHHOLD AUTHORITY to
(except as marked to the contrary below)    vote for all nominees listed above

 INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.


 ----------------------------------------------------------------------------



 This Proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

 2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP as independent auditors for the Company.

              For       Aginst       Abstain

 This proxy, when properly executed, will be voted in accordance with any directions hereinbefore given. IF NO ELECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. MANAGEMENT RECOMMENDS A VOTE FOR THE ABOVE MATTERS.

 3. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting.

                                 Please sign  exactly as  name appears  on
                                 label.   If  shares  are  held  by  joint
                                 tenants, all parties in the joint tenancy
                                 must sign.    When signing  as  attorney,
                                 executor,   administrator,   trustee   or
                                 guardian, please indicate the capacity in
                                 which signing.  If a  corporation, please
                                 sign in full corporate name  by president
                                 or  other  authorized  officer.     If  a
                                 partnership, please sign in partnership name by authorized person.


                                 --------------------------------  ----------
                                 Signature                         Date



                                 --------------------------------  ----------
                                 Signature, if held jointly        Date